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                             As filed with the Securities and Exchange Commission on November 13, 2006

                                                                                                       Registration No. 333-116374

==================================================================================================================================

                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549
                                                            _______________

                                                    Post-Effective Amendment No. 1
                                                                  to
                                                               Form S-3
                                                        REGISTRATION STATEMENT
                                                                 UNDER
                                                      THE SECURITIES ACT OF 1933
                                                            _______________

                                                           YOUBET.COM, INC.
                                        (Exact name of registrant as specified in its charter)

                  Delaware                                                               95-4627253
         (State of other jurisdiction of                                              (I.R.S. Employer
         incorporation or organization)                                                Identification
                                                                                           Number)

                                                            5901 De Soto Avenue
                                                          Woodland Hills, CA 91367
                                                                (818) 668-2100
                                                 (Address, including zip code, and telephone
                                                       number, including area code, of
                                                  registrant's principal executive offices)

                                                               Scott Solomon, Esq.
                                                                General Counsel
                                                                Youbet.com, Inc.
                                                              5901 De Soto Avenue
                                                            Woodland Hills, CA 91367
                                                                  (818) 668-2100
                                                    (Name, address, including zip code, and
                                                    telephone number, including area code, of
                                                         registrant's agent for service)
                                                                  _______________

                                                  Please address copies of all communications to:

                                                                  Thomas D. Twedt
                                                                  Dow Lohnes PLLC
                                                           1200 New Hampshire Avenue, N.W.
                                                               Washington, D.C. 20036
                                                                   (202) 776-2000

Approximate date of commencement of proposed sale to the public:  Not applicable.

                                                             ___________________________

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: ____

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: ____

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ____

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ____

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box: ____

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(d) under the Securities Act, check the following box: ____

                                                   Deregistration of Securities

    On June 10, 2004, Youbet.com, Inc., a Delaware corporation ("Youbet"), filed a Registration Statement (No. 333-116374) for the purpose of registering an aggregate of 31,299 shares of its common stock, par value $0.001 per share (the "Common Stock"), that were issuable upon the exercise of certain warrants to purchase shares of Common Stock (the "Warrants") and 5,008,794 shares of
Common Stock offered for sale by ODS Technologies, L.P. d/b/a TVG Network ("TVG").  On August 30, 2004, the Securities and Exchange
Commission declared that registration statement effective.

    Youbet is filing this Post-Effective Amendment No. 1 to deregister, as of the date hereof, all unsold shares of Common Stock that were registered pursuant to Registration Statement No. 333-116374.

                                                            SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, Youbet.com, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 to Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodland Hills, State of California, on November 9, 2006.


                                                                        YOUBET.COM, INC.

                                                                        By: /s/ Charles F. Champion
                                                                            -------------------------------------------
                                                                            Charles F. Champion
                                                                            President, Chief Executive Officer and
                                                                            Chairman of the Board of Directors


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 has been signed by the following persons in the capacities and on the dates indicated.

Signature                                                         Title                                       Date

/s/ Charles F. Champion                           President, Chief Executive Officer and                 November 9, 2006
-------------------------                          Chairman of the Board of Directors
Charles F. Champion                                  (Principal Executive Officer)


/s/ Gary W. Sproule                                      Chief Financial Officer                         November 9, 2006
-------------------------                            (Principal Financial Officer)
Gary W. Sproule


/s/ Jae C. Yu                                              Corporate Controller                          November 9, 2006
-------------------------                            (Principal Accounting Officer)
Jae C. Yu


/s/ David M. Marshall                             Vice Chairman of the Board of Directors                November 9, 2006
-------------------------
David M. Marshall


/s/ Gary Adelson                                                    Director                             November 9, 2006
-------------------------
Gary Adelson


/s/ Joseph Barletta                                                 Director                             November 9, 2006
------------------------
Joseph Barletta


/s/ R. Douglas Donn                                                 Director                             November 9, 2006
-------------------------
R. Douglas Donn


/s/ James Edgar                                                     Director                             November 9, 2006
-------------------------
James Edgar


/s/ Steven C. Good                                                  Director                             November 9, 2006
-------------------------
Steven C. Good


/s/ F. Jack Liebau                                                  Director                             November 9, 2006
-------------------------
F. Jack Liebau

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